UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2016

Central Index Key Number of the issuing entity: 0001664682 Morgan Stanley Capital I Trust 2016-UBS9
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361 Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541886 UBS Real Estate Securities Inc.
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-01	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:    (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The mortgage loan secured by the mortgaged property identified as “GLP Industrial Portfolio B” on Exhibit B to the Pooling and Servicing Agreement (the “GLP Industrial Portfolio B Mortgage Loan”) is an asset of the Issuing Entity and is part of a whole loan (the “GLP Industrial Portfolio B Whole Loan”) that originally included (i) the GLP Industrial Portfolio B Mortgage Loan and (ii) three pari passu promissory notes and two subordinate promissory notes that were not included in the Issuing Entity. The GLP Industrial Portfolio B Whole Loan will be serviced pursuant to the CSMC 2015-GLPB trust and servicing agreement and an agreement between the holders of the promissory notes comprising the GLP Industrial Portfolio B Whole Loan (as previously filed as Exhibit 99.8 to the Form 8-K dated December 22, 2015 under SEC File No. 333-206582-01, the “Prior Agreement”). The holders of the promissory notes evidencing the GLP Industrial Portfolio B Whole Loan have entered into an amendment and restatement of the Prior Agreement, dated as of May 26, 2016 and attached hereto as Exhibit 99.16, which amends the Prior Agreement to reflect the division of one pari passu promissory note into two pari passu promissory notes and sets forth the respective rights of each pari passu noteholder with respect to the GLP Industrial Portfolio B Whole Loan, as described in the Prospectus for this MSCI 2016-UBS9 transaction under “Description of the Mortgage Pool—The Whole Loans”.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

99.16	Amended and Restated Co-Lender Agreement, dated as of May 26, 2016, between Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee for the benefit of the Holders of the CSMC 2015-GLPB Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Holder of Note A-1, Note A-2, Note B-1 and Note B-2, Column Financial, Inc., as the Holder of Note A-3-1 and Note A-3-2, and Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee for the benefit of the Holders of the MSCI 2016-UBS9 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Holder of Note A-4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2016	Morgan Stanley Capital I Inc.

	By:	/s/ Jane Lam
Name: Jane Lam Title: Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.16	Amended and Restated Co-Lender Agreement, dated as of May 26, 2016, between Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee for the benefit of the Holders of the CSMC 2015-GLPB Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Holder of Note A-1, Note A-2, Note B-1 and Note B-2, Column Financial, Inc., as the Holder of Note A-3-1 and Note A-3-2, and Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee for the benefit of the Holders of the MSCI 2016-UBS9 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Holder of Note A-4.